EXHIBIT 10.6

                                    FORM OF
                        AMENDMENT TO SUBLEASE AGREEMENT

                This amendment to the Sublease Agreement dated June 11, 1995 (the "Sublease Agreement") between Victoria's Secret Stores, Inc., a Delaware corporation (hereinafter referred to as "Landlord") and Abercrombie & Fitch Co., a Delaware corporation (hereinafter referred to as "Tenant") is entered into and made as of the _____ day of _________________, 1998, by and between the Landlord and the Tenant.

                             W I T N E S S E T H:

                WHEREAS, Landlord has leased from Distribution Land Corp., a Delaware corporation ("DLC"), a certain office/warehouse distribution facility containing approximately 951,798 square feet of floor space, identified on Exhibit A attached to the Sublease Agreement (the "Building"), pursuant to the terms of that certain Building Lease Agreement between Landlord and DLC dated as of June 1, 1995 (the "Building Lease"); and

                WHEREAS, the Building is located upon an approximately 321.1 acre parcel of land located at the intersection of East Broad Street (State Route 16) and Taylor Road, Reynoldsburg, Ohio, which land is depicted on Exhibit A attached to the Sublease Agreement (the "Campus"); and

                WHEREAS, Landlord subleased to Tenant a portion of the Building as more particularly described in the Sublease Agreement (the "Premises") and granted to Tenant the right to utilize certain common areas and facilities located within the Building and the Campus, all subject to the terms and conditions of the Sublease Agreement and the Building Lease; and

                WHEREAS, Landlord and Tenant desire to amend the Sublease Agreement as hereinafter provided.

                NOW, THEREFORE, in consideration of the premises described above and the mutual promises set forth herein, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

               Section 1. Definitions. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Sublease Agreement.

               Section 2. Amendments. Effective as of the date hereof, the parties agree that the Sublease Agreement shall be amended as follows:

        (a) Section 1.02.C(ii) shall be deleted and replaced with the following:

                "(ii) The space within the Premises is further depicted on the floor plan attached hereto as Exhibit B and made a part hereof by this reference, and consists of the following approximate number of square feet: 271,617 (consisting of 70,320 square feet of office space and 201,297 square feet of distribution space)"

        (b) Section 1.02.D shall be deleted and replaced with the following:

                "D. Term: Six (6) years, beginning on June 1, 1995 (the "Commencement Date") and ending on May 31, 2001 (the "Expiration Date")"

        (c) Section 1.02.E(i) shall be deleted and replaced with the following:

                "(i)    Office space - $11.00 per square feet, or $773,520.00"

        (d) Section 1.02.E(iii) shall be deleted and replaced with the following:

                "(iii) Total Annual Base Rent (for distribution and office space) of $1,347,216.45"

        (e) Section 1.02.F shall be deleted and replaced with the following:

                "F. Monthly Installments of Base Rent (for distribution and office space): $112,268.04"

        (f) Section 1.02.G and Section 3.05 shall be deleted in their entirety.

        (g) Exhibit B shall be deleted and replaced with the new Exhibit B attached hereto.

               Section 3. No Other Modifications. Except as amended hereby, the Sublease Agreement shall remain unchanged and the Sublease Agreement as amended shall remain in full force and effect.

               Section 4. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of Ohio.

               Section 5. Successors and Assigns. This Amendment and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, as well as the parties themselves.

               Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and said counterparts shall together constitute one and the same instrument, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Witnesses as to Landlord:                    LANDLORD:

                                             VICTORIA'S SECRET STORES, INC., a

                                             Delaware corporation

________________________________             By: ______________________________
Print Name:_____________________                 Name:

                                                 Title:

--------------------------------
Print Name:_____________________             ATTESTED BY:

--------------------------------             ----------------------------------
Print Name:_____________________             Name:
                                             Title:

--------------------------------
Print Name:_____________________

Witnesses as to Tenant:                      TENANT:

                                             ABERCROMBIE & FITCH, INC.,

                                             a Delaware corporation

________________________________             By: _____________________________
Print Name:_____________________                 Name:

                                                 Title:

--------------------------------
Print Name:_____________________             ATTESTED BY:

--------------------------------             ---------------------------------
Print Name:_____________________             Name:
                                             Title:

--------------------------------
Print Name:_____________________

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this ____ day of ____________, 1998, by __________________ and __________________,
______________, respectively, of Victoria's Secret Stores, Inc., a Delaware corporation, on behalf of the corporation.

                                             ---------------------------------
                                             Notary Public

                                             [Notarial Seal]

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this _____ day of ____________, 1998, by ______________________ and ____________________,
___________________, respectively, of Abercrombie & Fitch, Inc., a Delaware corporation, on behalf of the corporation.

                                             ---------------------------------
                                             Notary Public

                                             [Notarial Seal]